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                                                                   EXHIBIT 10.13



                              AMENDED AND RESTATED
                                ESCROW AGREEMENT

                                        Dated as of March 10, 2000

The Chase Manhattan Bank
450 W. 33rd Street, 15th Floor
New York, New York  10001
Attn:  Mr. Paul Gilkeson

            Re:  Morgan Stanley Dean Witter Spectrum Series
                 Escrow Account
                 ------------------------------------------

Gentlemen:

                  In accordance with arrangements made by Demeter Management Corporation, a Delaware corporation (the "General Partner"), on behalf of Morgan Stanley Dean Witter Spectrum Select L.P., Morgan Stanley Dean Witter Spectrum Technical L.P., Morgan Stanley Dean Witter Spectrum Strategic L.P., Morgan Stanley Dean Witter Spectrum Global Balanced L.P., Morgan Stanley Dean Witter Spectrum Currency L.P. ("Spectrum Currency"), and Morgan Stanley Dean Witter Spectrum Commodity L.P., each a Delaware limited partnership (collectively, the "Partnerships," and each individually, a "Partnership"), and Dean Witter Reynolds Inc., the selling agent for the Partnerships (the "Depositor"; the Partnerships and the Depositor being herein sometimes collectively referred to as the "Parties" or, individually, as a "Party"), the Depositor shall: (i) deliver to you, as Escrow Agent, all subscription funds (by the direct transfer of immediately available funds into a non-interest bearing escrow account established by you for the Partnerships, for investment in your interest bearing money market account) received by the Depositor from each subscriber ("Subscriber" or, collectively, the "Subscribers") during Spectrum Currency's "initial offering period" (as such term is described in the prospectus, dated March 6, 2000, relating to Spectrum Currency and Spectrum Commodity) and each Partnership's "continuing offering" (as such term is described in the Partnerships' applicable Prospectus, each dated March 6, 2000, as updated, supplemented, and amended from time to time, the "Prospectuses") in connection with the offering to the public of units of limited partnership interest of the Partnerships (the "Units") and (ii) promptly transmit to the General Partner a complete report of all funds deposited with you during the initial offering period of Spectrum Currency and continuing offering of each Partnership. You, as Escrow Agent, shall hold such subscription funds together with any additions, substitutions, or other financial instruments in which such funds may be invested or for which such funds may be exchanged (collectively referred to herein as the "Fund"), IN ESCROW upon the following terms:

                  1. (a) Following receipt by you of written notice from the General Partner that the General Partner has rejected a Subscriber's subscription, in whole or in part, during either the initial offering period of Spectrum Currency or continuing offering of each Partnership, you shall transmit to the Depositor, as soon as practicable but in no event later than three business days following receipt by you of such notice, the amount of such Subscriber's subscription funds that shall as having been deposited with you hereunder and that the General

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Partner shall have notified you have been rejected and any interest earned on the Fund and allocated to the rejected amount of such subscription in accordance with Section 2 hereof. You shall at the same time give notice to the Depositor of the amount of aggregate subscription funds and/or interest so returned.

                  (b) On the second business day before the scheduled day of each closing, the General Partner shall notify you of the portion of the Fund that represents subscriptions to be accepted by the General Partner for each Partnership. Upon receipt by you of joint written notice from the General Partner and the Depositor on the date of each such closing to the effect that all of the terms and conditions with respect to the release of subscription funds from escrow set forth in the Prospectuses have been fulfilled, you shall promptly pay and deliver to each of the Partnerships that portion of the Fund specified for such Partnership in the General Partner's prior instructions (excluding any interest earned on the Fund and funds relating to rejected subscriptions); PROVIDED, HOWEVER, that in the case of the initial closing of Spectrum Currency you will only pay and deliver funds to the Partnerships after a minimum of 600,000 Units of Spectrum Currency have been subscribed for in the aggregate and not rejected by the General Partner and a minimum amount of $6,000,000 has cleared the U.S. banking system (the subscription for each Unit of Spectrum Currency to be $10.00 at the initial closing of Spectrum Currency and at each subsequent closing, if any, at 100% of the net asset value per Unit of Spectrum Currency as of the close of business on the day of the closing).

                  (c) On the date of each closing, or as soon thereafter as practicable, you shall transmit to the Depositor an amount representing: (i) for each Subscriber whose subscription shall be accepted by the General Partner in whole or in part, any interest earned on the Fund and allocated to the accepted portion of such Subscriber's subscription in accordance with Section 2 hereof, and (ii) for each Subscriber whose subscription shall have been rejected by the General Partner in whole or in part but whose subscription funds shall not have been previously returned to the Depositor by you in accordance with Section 1(a) hereof, such Subscriber's subscription funds that shall have been deposited with you hereunder and that shall have been rejected by the General Partner, and any interest earned on the Fund and allocated to the rejected amount of such subscription in accordance with Section 2 hereof. You shall at the same time give notice to the Depositor of the aggregate amount of subscription funds and/or interest so returned.

                  (d) Notwithstanding Section 1(a) hereof, upon receipt by you of written notice from the General Partner that a Subscriber has been rejected or because such Subscriber has provided bad funds in the form of a bad check, draft, or otherwise to the Depositor, you shall transmit to the Depositor, within three business days following receipt by you of such notice, the amount of subscription funds deposited with you hereunder relating to that amount (the portion of such Subscriber's subscription for which good funds have not been provided) together with any interest earned on the Fund and allocated to such portion of such a subscription in accordance with Section 2 hereof to the date of such return, and shall immediately notify the General Partner of the return of such funds.

                  2. You shall hold the Fund (including any interest earned thereon) for the account of the Partnerships pending delivery to either the Partnerships or the Depositor, pursuant to Paragraphs 1 or 3 hereof, as the case may be. On each day that subscription funds are


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transferred to you hereunder in immediately available funds and receipt is confirmed before 2:00 P.M., New York City time, you shall immediately invest such subscription funds solely in your interest bearing money market account. If subscription funds are transferred to you in immediately available funds and receipt is confirmed after 2:00 P.M., New York City time, you shall so invest such funds on the next day. Interest earned on the Fund shall be allocated by the Depositor among the Subscribers proportionately based on (A) the amount of their respective subscriptions on deposit in the Fund and (B) the period of time from the date that their respective subscriptions shall have been deposited in the Fund to the earlier of the delivery of the Fund to the Partnerships at a closing or the Depositor in accordance with Sections 1 or 3 hereof, as the case may be.

                  3. If, during the initial offering period of Spectrum Currency, you are notified in writing jointly by the Parties that subscriptions for fewer than 600,000 Units have been subscribed for and not rejected by the General Partner, that the offering of Units has been terminated, and that no initial closing of Spectrum Currency will be held, you shall transmit to the Depositor, as soon as practicable but in no event later than three business days after receipt by you of such notice, an amount representing the full amount of all subscription funds that shall have been deposited with you hereunder, together with any interest earned on the Fund in accordance with Section 2 hereof. You shall at the same time give notice to the Depositor of the aggregate amounts of subscription funds and/or interest so returned.

                  4. The Parties further agree with you as follows:

                  (a) Your duties and responsibilities shall be limited solely to those expressly set forth in this Agreement and are ministerial in nature. You shall neither be subject to nor obliged to recognize any other agreement between, or other direction or instruction of, any or all of the Parties or any Subscriber even though reference thereto may be made herein; PROVIDED, HOWEVER, that with your written consent, this Agreement may be amended at any time or times by an instrument in writing signed by the Parties.

                  (b) You are authorized, in your sole discretion, to disregard any and all notices or instructions given by any of the Parties or by any other person, firm, or corporation, except only such notices or instructions as are hereunder provided for and orders or process of any court entered or issued with or without jurisdiction. If the Fund or any part thereof is at any time attached, garnished, or levied upon under any court order or in case the payment, assignment, transfer, conveyance, or delivery of the Fund shall be stayed or enjoined by any court order, or in case any order, judgment, or decree shall be made or entered by any court affecting the Fund or any part thereof, then and in any such event you are authorized, in your sole discretion, to rely upon and comply with any such order, writ, judgment, or decree that you are advised by legal counsel of your own choosing is binding upon you, and if you comply with any such order, writ, judgment, or decree you shall not be liable to any of the Parties or to any other person, firm, or corporation by reason of such compliance even though such order, writ, judgment, or decree may be subsequently reversed, modified, annulled, set aside, or vacated.

                  (c) You shall be fully protected in relying upon any written notice, demand, certificate, document, or instrument believed by you in good faith to be genuine and to have been signed or presented by the proper person or persons or Party or Parties. The Parties


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shall provide you with a list of officers and employees who shall be authorized to deliver instructions hereunder. You shall not be liable for any action taken or omitted by you in connection herewith in good faith and in the exercise of your own best judgment.

                  (d) Should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the subscription funds deposited with you hereunder, or should any claim be made upon any such subscription funds by a third party, you, upon receipt of written notice of such dispute by any of the Parties or by a third party, are authorized and directed to retain in your possession all or any of such subscription funds until such dispute shall have been settled either by mutual agreement of the parties involved or by final order, decree, or judgment of any court in the United States.

                  (e) If for any reason funds are deposited in the escrow account other than by transfer of immediately available funds, you shall proceed as soon as practicable to collect checks, drafts, and other collection items at any time deposited with you hereunder. All such collections shall be subject to the usual collection agreement regarding items received by your commercial banking department for deposit or collection; PROVIDED, HOWEVER, that if any check, draft, or other collection item at any time deposited with you hereunder is returned to you as being uncollectable (except by reason of an account closing), you shall attempt a second time to collect such item before returning such item to the Depositor as uncollectable. Subject to the foregoing, you shall promptly notify the Parties of any uncollectable check, draft, or other collection item deposited with you hereunder and shall promptly return such uncollectable item to the Depositor, in which case you shall not be liable to pay any interest on the subscription funds represented by such uncollectable item. In no event, however, shall you be required or have a duty to take any legal action to enforce payment of any check or note deposited hereunder.

                  (f) You shall not be responsible for the sufficiency or accuracy of the form, execution, validity, or genuineness of documents now or hereafter deposited with you hereunder, or for any lack of endorsement thereon or for any description therein, nor shall you be responsible or liable in any respect on account of the identity, authority, or rights of the persons executing or delivering or purporting to execute or deliver any such document, or endorsement or this Agreement. You shall not be liable for any loss sustained as a result of any investment made pursuant to the instructions of the Parties or as a result of any liquidation of an investment prior to its maturity or the failure of the Parties to give you any instructions to invest or reinvest the Fund or any earnings thereon.

                  (g) All notices required or desired to be delivered hereunder shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

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                        if to a Partnership, the Partnerships or the General
                        Partner:

                        Demeter Management Corporation
                        Two World Trade Center, 62nd Floor
                        New York, New York 10048
                        Attn: Mr. Robert E. Murray
                              President

                        if to the Depositor:

                        Dean Witter Reynolds Inc.
                        Two World Trade Center, 62nd Floor
                        New York, New York 10048
                        Attn: Mr. Robert E. Murray
                              Senior Vice-President

                        in either case with a copy to:

                        Cadwalader, Wickersham & Taft
                        100 Maiden Lane
                        New York, New York 10038
                        Attn: Edwin L. Lyon, Esq.

                        if to you:

                        The Chase Manhattan Bank
                        450 W. 33rd Street, 15th Floor
                        New York, New York 10001
                        Attn: Mr. Paul Gilkeson

Whenever, under the terms hereof, the time for giving a notice or performing an act falls on a Saturday, Sunday, or legal holiday, such time shall be extended to the next business day.

                  (h) The Depositor agrees to indemnify, defend, and hold you harmless from and against, any and all loss, damage, tax, liability, and expense that may be incurred by you arising out of or in connection with your duties hereunder, except as caused by your gross negligence, bad faith, or willful misconduct, including the legal costs and expenses of defending yourself against any claim or liability in connection with your performance hereunder.

                  (i) You shall be paid by the Depositor for your services a fee of $3,000 in advance for each twelve month period; the first twelve month period beginning from the date of this Agreement (each twelve month period shall be called a "Fee Period").

                  (j) It is understood that you may at any time resign hereunder as Escrow Agent by giving written notice of your resignation to the Parties at their address set forth above at least 20 days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by you hereunder shall be delivered by you to such person as may be designated jointly by the Parties in writing, whereupon all your


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obligations hereunder shall cease and terminate. If you shall resign prior to the conclusion of any Fee Period you shall pay to the Depositor an amount equal to the product of $3,000 and a fraction, the numerator of which shall be the number of days remaining in the Fee Period and the denominator of which shall be
365. If no successor Escrow Agent has been appointed or has accepted such appointment by such date, all your obligations hereunder shall nevertheless cease and terminate. Your sole responsibility thereafter shall be to keep safely all property then held by you and to deliver the same to a person designated by the Parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

                  5. This Agreement shall be governed by and construed in accordance with the law of the State of New York and any action brought hereunder shall be brought in the courts of the State of New York, sitting in the County of New York.

                  6. The undersigned Escrow Agent hereby acknowledges and agrees to hold, deal with, and dispose of, the Fund (including any interest earned thereon) and any other property at any time held by the Escrow Agent hereunder in accordance with this Agreement.



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            If the foregoing Agreement is satisfactory to you, please so indicate by signing at the place provided below.

                          Sincerely,

                          MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.


                          By: Demeter Management Corporation, as general partner


                          By: /s/ Robert E. Murray
                              ------------------------------------------
                              Robert E. Murray
                              President


                          MORGAN STANLEY DEAN WITTER SPECTRUM TECHNICAL L.P.


                          By: Demeter Management Corporation, as general partner


                          By: /s/ Robert E. Murray
                              ------------------------------------
                              Robert E. Murray
                              President


                          MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.


                          By: Demeter Management Corporation, as general partner


                          By: /s/ Robert E. Murray
                              ------------------------------------
                              Robert E. Murray
                              President

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                          MORGAN STANLEY DEAN WITTER SPECTRUM GLOBAL BALANCED
                             L.P.


                          By: Demeter Management Corporation, as general partner


                          By: /s/ Robert E. Murray
                              ------------------------------------
                              Robert E. Murray
                              President


                          MORGAN STANLEY DEAN WITTER SPECTRUM CURRENCY L.P.


                          By: Demeter Management Corporation, as general partner


                          By: /s/ Robert E. Murray
                              ------------------------------------
                              Robert E. Murray
                              President

                          MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.

                          By: Demeter Management Corporation, as general partner


                          By: /s/ Robert E. Murray
                              ------------------------------------
                              Robert E. Murray
                              President


                          DEAN WITTER REYNOLDS INC.


                          By: /s/ Robert E. Murray
                              ------------------------------------
                              Robert E. Murray
                              Senior Vice-President

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                          Accepted and agreed to:


                          THE CHASE MANHATTAN BANK


                          By: /s/ Paul J. Gilkeson
                              ------------------------------------
                              P.J. Gilkeson
                              Vice-President










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